Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity Second Quarter 2023 Earnings April 26, 2023

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID-19”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of COVID-19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict between Russia and Ukraine resulting from Russia’s invasion of Ukraine or escalating tensions in surrounding countries; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the global economy and local economies in which we operate. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2022 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation.

Earnings Highlights Q2 Sales & Adjusted EPS Exceeded Guidance • Sales of $4.16B, up 4% reported, up 8% organically Y/Y • Transportation up 12% organically Y/Y, with growth in all businesses • Industrial up 15% organically Y/Y, with growth in all businesses • Communications down 20% organically Y/Y, as expected • Sales includes $155M of currency exchange headwinds Y/Y • Orders up sequentially to $4.0B • Adjusted Operating Margins of 16.0%, Adjusted EPS of $1.65 • Adjusted EPS results include $0.17 of FX and Tax headwinds Y/Y • Strong Free Cash Flow generation of $845M in 1H FY23, up 37% Y/Y with ~$785M returned to shareholders • TE named one of Fortune’s World’s Most Admired Companies for the 6th consecutive year Q3 Guidance • Expect Q3 Sales of ~$4.0B and Adjusted EPS ~$1.65 • FX and Tax headwinds impacting EPS by ~$0.06 Y/Y • Continue to expect sequential margin expansion going forward driven by the Transportation & Industrial segments Organic Net Sales Growth (Decline), Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations 3

Reported FY22 FY23 FY23 Q2 Growth Q2 Q1 Q2 Y/Y Q/Q Transportation 2,549 2,154 2,412 (5)% 12% Industrial 1,303 1,085 1,193 (9)% 10% Communications 670 395 388 (42)% (2)% Total TE 4,522 3,633 3,993 (12)% 10% Book to Bill 1.13 0.95 0.96 Segment Orders Summary ($ in millions) 4 • Sequential order improvement indicating overall stability in the Transportation and Industrial segments, with continued weakness in Communications markets, as expected • Transportation book to bill of 0.97, reflecting ongoing stable demand • Industrial book to bill of 1.0, reflecting ongoing strength in AD&M, Energy and Medical end markets • Communications orders reflecting market weakness and consumption of inventory across the supply chain Sequential Order Improvement Y/Y Order Patterns Reflecting Supply Chain Dynamics

Transportation Solutions $2,314 $2,483 Q2 2022 Q2 2023 • Automotive organic growth across all regions. Market outperformance driven by our leading position in electric vehicles along with electronification trends • Commercial Transportation organic growth in North America and Europe, partially offset by declines in China • Sensors organic growth driven by automotive applications • Delivered adjusted operating margin improvement of 80bps sequentially in Q2, with benefit of additional price increases Y/Y Growth Rates Reported Organic Automotive $1,795 9% 14% Commercial Transportation 405 3% 7% Sensors 283 6% 9% Transportation Solutions $2,483 7% 12% Q2 Sales Q2 Business Performance Q2 Adjusted Operating Margin $ in Millions Reported Up 7% Organic Up 12% Y/Y margin performance reflecting the timing of pricing actions to offset inflation 5 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations 18.2% 16.6% Q2 2022 Q2 2023 Adjusted EBITDA Margin 23.6% 21.7%

Industrial Solutions $1,068 $1,191 Q2 2022 Q2 2023 Y/Y Growth Rates Reported Organic Industrial Equipment $461 (1)% 3% Aerospace, Defense and Marine 298 14% 19% Energy 233 27% 28% Medical 199 26% 26% Industrial Solutions $1,191 12% 15% Margins reflect impact from business mix and acquisitions 15.1% 14.6% Q2 2022 Q2 2023 Adjusted EBITDA Margin 19.7% 19.2% • Industrial Equipment organic growth in Europe, partially offset by weakness in the Americas & China • AD&M organic growth in all markets including ongoing market improvement in Commercial Aerospace • Energy organic growth across all regions, with continued momentum in renewable applications • Medical delivered record quarterly sales, with increases in interventional procedures $ in Millions Q2 Sales Q2 Business Performance Q2 Adjusted Operating Margin Reported Up 12% Organic Up 15% 6 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations

$625 $486 Q2 2022 Q2 2023 Reported Down 22% Organic Down 20% Y/Y Growth Rates Reported Organic Data & Devices $288 (27)% (25)% Appliances 198 (15)% (12)% Communications Solutions $486 (22)% (20)% • Data & Devices declined as expected, driven by broad market weakness and consumption of inventory across the supply chain • Appliances declined as expected, driven by market 24.5% moderation in all regions 16.3% Q2 2022 Q2 2023 Margin impacted by lower volume year-over-year Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations Communications Solutions Q2 Sales Q2 Adjusted Operating Margin Q2 Business Performance $ in Millions Adjusted EBITDA Margin 27.7% 21.0% 7

Q2 Financial Summary ($ in Millions, except per share amounts) Q2 FY22 Q2 FY23 Net Sales $ 4,007 $ 4,160 Operating Income $ 705 $ 537 Operating Margin 17.6% 12.9% Acquisition-Related Charges 10 8 Restructuring & Other Charges, Net* 21 119 Adjusted Operating Income $ 736 $ 664 Adjusted Operating Margin 18.4% 16.0% Earnings Per Share** $ 1.71 $ 1.34 Acquisition-Related Charges 0.02 0.02 Restructuring & Other Charges, Net 0.05 0.29 Tax Items 0.02 - Adjusted EPS $ 1.81 $ 1.65 ** Represents Diluted Earnings Per Share from Continuing Operations. Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. 8 * Net restructuring charges represent $62M of the $119M in Q2 FY23

Q2 Financial Performance $4,007 $4,160 Q2 2022 Q2 2023 $1.81 $1.65 Q2 2022 Q2 2023 Adjusted EBITDA Margin 23.2% 20.9% 18.4% 16.0% Q2 2022 Q2 2023 Adjusted Operating Margin, Adjusted EPS, Adjusted EBITDA Margin and Free Cash Flow are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Sales Adjusted Operating Margin Adjusted EPS Free Cash Flow Y/Y Sales, Margin, & EPS Performance Impacted by Currency Exchange Rates and End Market Weakness in Communications 9 $615 $845 YTD 2022 YTD 2023 $ in Millions $ in Millions Q2 2023 EPS includes $0.17 of FX & Tax headwinds Y/Y +37% Y/Y

EVERY CONNECTION COUNTS Additional Information

Y/Y Q2 2023 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q2 2022 Results $4,007 $1.81 Operational Performance 308 0.01 FX Impact (155) (0.15) Tax Rate Impact - (0.02) Q2 2023 Results $4,160 $1.65 11

Y/Y Q3 2023 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q3 2022 Results $4,097 $1.86 Operational Performance (81) (0.15) FX Impact (16) (0.05) Tax Rate Impact - (0.01) Q3 2023 Guidance $4,000 $1.65 12

($ in Millions) Q2 2022 Q2 2023 Beginning Cash Balance $982 $793 Free Cash Flow 242 446 Dividends (163) (177) Share repurchases (404) (179) Net increase (decrease) in debt 106 (34) Divestiture of businesses, net of cash retained by businesses sold - 51 Other (14) 5 Ending Cash Balance $749 $905 Total Debt $4,051 $4,202 A/R $3,068 $3,048 Days Sales Outstanding* 69 67 Inventory $2,999 $2,811 Days on Hand* 99 85 Accounts Payable $1,986 $1,678 Days Outstanding* 67 53 Free Cash Flow and Working Capital Liquidity, Cash & Debt ($ in Millions) Q2 2022 Q2 2023 Cash from Operating Activities $413 $634 Capital expenditures, net Cash collected pursuant to collateral requirements related to cross-currency swap contracts (170) (1) (188) - Free Cash Flow $242 $446 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Q2 Balance Sheet & Cash Flow Summary 13

EVERY CONNECTION COUNTS Appendix

15 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: • Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. • Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. • Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. • Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. • Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. • Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

16 • Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. • Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. • Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.)

Segment Summary

($ in millions)

	For the Quarters Ended		For the Six Months Ended	
	March 31, 2023	March 25, 2022	March 31, 2023	March 25, 2022
	Net Sales	Net Sales	Net Sales	Net Sales
Transportation Solutions	$ 2,483	$ 2,314	$ 4,742	$ 4,472
Industrial Solutions	1,191	1,068	2,251	2,120
Communications Solutions	486	625	1,008	1,233
Total	$ 4,160	$ 4,007	$ 8,001	$ 7,825

	For the Quarters Ended				For the Six Months Ended			
	March 31, 2023		March 25, 2022		March 31, 2023		March 25, 2022	
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 333	13.4 %	$ 409	17.7 %	$ 615	13.0 %	$ 804	18.0 %
Industrial Solutions	134	11.3	145	13.6	290	12.9	265	12.5
Communications Solutions	70	14.4	151	24.2	134	13.3	308	25.0
Total	$ 537	12.9 %	$ 705	17.6 %	$ 1,039	13.0 %	$ 1,377	17.6 %

	For the Quarters Ended				For the Six Months Ended			
	March 31, 2023		March 25, 2022		March 31, 2023		March 25, 2022	
	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]
Transportation Solutions	$ 411	16.6 %	$ 422	18.2 %	$ 769	16.2 %	$ 814	18.2 %
Industrial Solutions	174	14.6	161	15.1	349	15.5	315	14.9
Communications Solutions	79	16.3	153	24.5	168	16.7	319	25.9
Total	$ 664	16.0 %	$ 736	18.4 %	$ 1,286	16.1 %	$ 1,448	18.5 %

[(1)] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

17

Reconciliation of Net Sales Growth

	Change in Net Sales for the Quarter Ended March 31, 2023 versus Net Sales for the Quarter Ended March 25, 2022					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestiture)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 142	8.6 %	$ 226	13.6 %	$ (84)	$ —
Commercial transportation	11	2.8	26	6.5	(15)	—
Sensors	16	6.0	23	8.8	(7)	—
Total	169	7.3	275	11.9	(106)	—
Industrial Solutions [3]:						
Industrial equipment	(4)	(0.9)	15	3.2	(19)	—
Aerospace, defense, and marine	37	14.2	48	18.6	(5)	(6)
Energy	49	26.6	51	27.7	(7)	5
Medical	41	25.9	42	26.3	(1)	—
Total	123	11.5	156	14.6	(32)	(1)
Communications Solutions [3]:						
Data and devices	(104)	(26.5)	(97)	(24.9)	(11)	4
Appliances	(35)	(15.0)	(29)	(12.4)	(6)	—
Total	(139)	(22.2)	(126)	(20.2)	(17)	4
Total	$ 153	3.8 %	$ 305	7.6 %	$ (155)	$ 3

	Change in Net Sales for the Six Months Ended March 31, 2023 versus Net Sales for the Six Months Ended March 25, 2022					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestiture)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 271	8.5 %	$ 508	16.0 %	$ (237)	$ —
Commercial transportation	(6)	(0.8)	33	4.4	(39)	—
Sensors	5	0.9	30	5.6	(25)	—
Total	270	6.0	571	12.8	(301)	—
Industrial Solutions [3]:						
Industrial equipment	(25)	(2.7)	29	3.2	(54)	—
Aerospace, defense, and marine	59	11.7	83	16.3	(18)	(6)
Energy	50	13.4	66	17.6	(21)	5
Medical	47	14.5	49	15.2	(2)	—
Total	131	6.2	227	10.7	(95)	(1)
Communications Solutions [3]:						
Data and devices	(131)	(17.5)	(120)	(15.9)	(24)	13
Appliances	(94)	(19.4)	(74)	(15.3)	(20)	—
Total	(225)	(18.2)	(194)	(15.7)	(44)	13
Total	$ 176	2.2 %	$ 604	7.7 %	$ (440)	$ 12

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

18

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 31, 2023 19 Operating income: Transportation Solutions $ 333 $ — $ 78 $ 411 Industrial Solutions 134 7 33 174 Communications Solutions 70 1 8 79 Total $ 537 $ 8 $ 119 $ 664 Operating margin 12.9% 16.0 % Other expense, net $ (4) $ — $ — $ (4) Income tax expense $ (100) $ (1) $ (26) $ (127) Effective tax rate 19.0% 19.5 % Income from continuing operations $ 425 $ 7 $ 93 $ 525 Diluted earnings per share from continuing operations $ 1.34 $ 0.02 $ 0.29 $ 1.65 Related and O ther Adjusted Acquisition- Restructuring Adjustments (2) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (2) Charges, Net (1) ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 25, 2022 20 Operating income: Transportation Solutions $ 409 $ 4 $ 9 $ — $ 422 Industrial Solutions 145 6 10 — 161 Communications Solutions 151 — 2 — 153 Total $ 705 $ 10 $ 21 $ — $ 736 Operating margin 17.6% 18.4 % Other income, net $ 5 $ — $ — $ — $ 5 Income tax expense $ (136) $ (2) $ (5) $ 8 $ (135) Effective tax rate 19.5% 18.6 % Income from continuing operations $ 560 $ 8 $ 16 $ 8 $ 592 Diluted earnings per share from continuing operations $ 1.71 $ 0.02 $ 0.05 $ 0.02 $ 1.81 Tax Items (2) Restructuring Charges, Net (1) and O ther (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. ($ in millions, except per share data) (2) Includes $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower corporate tax rate enacted in the canton of Schaffhausen on December 27, 2021 and a $19 million income tax benefit related to the tax impacts of an intercompany transaction. U.S. GAAP Acquisition-Charges (1) Adjustments Adjusted (Non-GAAP) (3) Related

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 31, 2023 21 Operating income: Transportation Solutions $ 615 $ 2 $ 152 $ 769 Industrial Solutions 290 13 46 349 Communications Solutions 134 2 32 168 Total $ 1,039 $ 17 $ 230 $ 1,286 Operating margin 13.0% 16.1 % Other expense, net $ (9) $ — $ — $ (9) Income tax expense $ (187) $ (3) $ (55) $ (245) Effective tax rate 18.5% 19.5 % Income from continuing operations $ 823 $ 14 $ 175 $ 1,012 Diluted earnings per share from continuing operations $ 2.58 $ 0.04 $ 0.55 $ 3.17 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 25, 2022 22 Operating income: Transportation Solutions $ 804 $ 7 $ 3 $ — $ 814 Industrial Solutions 265 18 32 — 315 Communications Solutions 308 1 10 — 319 Total $ 1,377 $ 26 $ 45 $ — $ 1,448 Operating margin 17.6% 18.5 % Other income, net $ 20 $ — $ — $ (11) $ 9 Income tax expense $ (246) $ (5) $ (12) $ 3 $ (260) Effective tax rate 17.9% 18.1 % Income from continuing operations $ 1,127 $ 21 $ 33 $ (8) $ 1,173 Diluted earnings per share from continuing operations $ 3.44 $ 0.06 $ 0.10 $ (0.02) $ 3.58 Acquisition- Restructuring Adjustments Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1)(2) Tax Items (3) (Non-GAAP) (4) (4) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $33 million recorded in net restructuring and other charges and $12 million recorded in cost of sales. (3) Includes a $36 million income tax benefit related to the tax impacts of an intercompany transaction, $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower tax rate enacted in the canton of Schaffhausen, and $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the indemnification terms of the purchase agreement.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 24, 2022 23 Operating income: Transportation Solutions $ 383 $ 5 $ 9 $ — $ 397 Industrial Solutions 165 6 15 — 186 Communications Solutions 171 1 6 — 178 Total $ 719 $ 12 $ 30 $ — $ 761 Operating margin 17.5% 18.6 % Other income, net $ 4 $ — $ — $ — $ 4 Income tax expense $ (116) $ (3) $ (6) $ (21) $ (146) Effective tax rate 16.4% 19.5 % Income from continuing operations $ 592 $ 9 $ 24 $ (21) $ 604 Diluted earnings per share from continuing operations $ 1.83 $ 0.03 $ 0.07 $ (0.06) $ 1.86 (4) See description of non-GAAP financial measures. Acquisition- Restructuring ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $26 million recorded in net restructuring and other charges and $4 million recorded in cost of sales. (3) Includes a $21 million income tax benefit related to the tax impacts of an intercompany transaction. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1)(2) Tax Items (3) (Non-GAAP) (4) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2022 24 Operating income: Transportation Solutions $ 1,534 $ 16 $ 68 $ — $ 1,618 Industrial Solutions 607 32 66 — 705 Communications Solutions 615 5 23 — 643 Total $ 2,756 $ 53 $ 157 $ — $ 2,966 Operating margin 16.9% 18.2 % Other income, net $ 28 $ — $ — $ (11) $ 17 Income tax expense $ (306) $ (11) $ (34) $ (200) $ (551) Effective tax rate 11.2% 18.8 % Income from continuing operations $ 2,427 $ 42 $ 123 $ (211) $ 2,381 Diluted earnings per share from continuing operations $ 7.47 $ 0.13 $ 0.38 $ (0.65) $ 7.33 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes a $124 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income. Also includes $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower corporate tax rate enacted in the canton of Schaffhausen and $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the terms of the purchase agreement. (2) Includes $141 million recorded in net restructuring and other charges and $16 million recorded in cost of sales. (4) See description of non-GAAP financial measures. U.S. GAAP Charges (1) Charges, Net (1)(2) Tax Items (3) (Non-GAAP) (4) Related and O ther Adjusted Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2022 25 Operating income: Transportation Solutions $ 282 $ 2 $ 74 $ 358 Industrial Solutions 156 6 13 175 Communications Solutions 64 1 24 89 Total $ 502 $ 9 $ 111 $ 622 Operating margin 13.1% 16.2 % Other expense, net $ (5) $ — $ — $ (5) Income tax expense $ (87) $ (2) $ (29) $ (118) Effective tax rate 17.9% 19.5 % Income from continuing operations $ 398 $ 7 $ 82 $ 487 Diluted earnings per share from continuing operations $ 1.25 $ 0.02 $ 0.26 $ 1.53 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Adjustments Acquisition- Restructuring

Reconciliation of Free Cash Flow 26 Net cash provided by operating activities $ 634 $ 413 $ 1,215 $ 945 Net cash used in investing activities (139) (184) (404) (383) Net cash used in financing activities (385) (460) (1,006) (1,012) Effect of currency translation on cash 2 (2) 12 (4) Net increase (decrease) in cash, cash equivalents, and restricted cash $ 112 $ (233) $ (183) $ (454) Net cash provided by operating activities $ 634 $ 413 $ 1,215 $ 945 Excluding: Cash collected pursuant to collateral requirements related to cross-currency swap contracts — (1) — (42) Capital expenditures, net (188) (170) (370) (288) Free cash flow (1) $ 446 $ 242 $ 845 $ 615 (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2023 2022 2023 2022 (in millions) For the Q uarters Ended March 31, March 25, March 31, March 25, For the Six Months Ended

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended		
	March 31, 2023	December 30, 2022	March 25, 2022
	($ in millions)		
Net income	$ 433	$ 397	$ 560
(Income) loss from discontinued operations	(8)	1	—
Income tax expense	100	87	136
Other (income) expense, net	4	5	(5)
Interest expense	20	21	18
Interest income	(12)	(9)	(4)
Operating income	$ 537	$ 502	$ 705
Acquisition-related charges	8	9	10
Restructuring and other charges, net	119	111	21
Adjusted operating income (1)	664	622	736
Depreciation and amortization	207	187	194
Adjusted EBITDA (1)	$ 871	$ 809	$ 930
Net sales	$ 4,160	$ 3,841	$ 4,007
Net income as a percentage of net sales	10.4 %	10.3 %	14.0 %
Adjusted EBITDA margin (1)	20.9 %	21.1 %	23.2 %

	For the Quarters Ended							
	March 31, 2023				March 25, 2022			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income	$ 333	$ 134	$ 70	$ 537	$ 409	$ 145	$ 151	$ 705
Acquisition-related charges	—	7	1	8	4	6	—	10
Restructuring and other charges, net	78	33	8	119	9	10	2	21
Adjusted operating income (1)	411	174	79	664	422	161	153	736
Depreciation and amortization	129	55	23	207	125	49	20	194
Adjusted EBITDA (1)	$ 540	$ 229	$ 102	$ 871	$ 547	$ 210	$ 173	$ 930
Net sales	$ 2,483	$ 1,191	$ 486	$ 4,160	$ 2,314	$ 1,068	$ 625	$ 4,007
Operating margin	13.4 %	11.3 %	14.4 %	12.9 %	17.7 %	13.6 %	24.2 %	17.6 %
Adjusted operating margin (1)	16.6 %	14.6 %	16.3 %	16.0 %	18.2 %	15.1 %	24.5 %	18.4 %
Adjusted EBITDA margin (1)	21.7 %	19.2 %	21.0 %	20.9 %	23.6 %	19.7 %	27.7 %	23.2 %

(1) See description of non-GAAP financial measures.

27

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 28 Diluted earnings per share from continuing operations $ 1.56 Restructuring and other charges, net 0.07 Acquisition-related charges 0.02 Adjusted diluted earnings per share from continuing operations (2) $ 1.65 Net sales growth (decline) (2.4) % Translation 0.4 Organic net sales growth (decline) (2) (2.0) % Effective tax rate 19.9% 19.5 % Effective tax rate adjustments (3) 0.1 0.5 Adjusted effective tax rate (2) 20.0% 20.0% 2023 (1) June 30, O utlook for Fiscal 2023 (1) (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of April 26, 2023. (2) See description of non-GAAP financial measures. Q uarter Ending O utlook for